Restricted Net Assets	12 Months Ended
Dec. 31, 2021
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS
14.	RESTRICTED NET ASSETS

As stipulated by the relevant PRC laws and regulations, PRC entities are required to make appropriations from net income as determined in accordance with the PRC GAAP to non-distributable statutory reserve, which includes a statutory surplus reserve and a statutory welfare reserve (the “reserve fund”), and a development fund. The PRC laws and regulations require that annual appropriations of 10% of after-tax income should be set aside prior to payments of dividends as statutory surplus reserve until the balance reaches 50% of the PRC entity registered capital.

Because the Group’s entities in the PRC can only be paid out of distributable profits reported in accordance with PRC accounting standards, the Group’s entities in the PRC are restricted from transferring a portion of their net assets to the Company. The restricted amounts include the paid-in capital and statutory reserves of the Group’s entities in the PRC. The aggregate amount of paid-in capital is RMB657,369 and RMB696,524 as of December 31, 2020 and 2021, which is the amount of net assets of the Group’s entities in the PRC (mainland) not available for distribution. There has been no statutory reserve from the Group’s entities in the PRC as of December 31, 2021.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 4-08 (e) (3), “General Notes to Financial Statements” and concluded that it was applicable for the Company to disclose the condensed financial statements for the parent company (Schedule I) for the years ended December 31, 2019, 2020 and 2021.